Subversive Food Security ETF
SCHEDULE OF INVESTMENTS (UNAUDITED)
December 31, 2022

	Shares	Value
COMMON STOCKS - 95.76%
Chemicals - 54.20%
American Vanguard Corp.	1,126	$24,445
Balchem Corp.	200	24,422
CF Industries Holdings, Inc.	332	28,286
Corteva, Inc.	417	24,511
CVR Partners LP	301	30,275
FMC Corp.	197	24,586
Incitec Pivot Ltd. (b)	12,327	31,557
Intrepid Potash, Inc. (a)	1,037	29,938
Katakura & Co-op Agri Corp. (b)	2,686	32,275
The Mosaic Co.	680	29,832
NUTRIEN Ltd. (a)(b)	335	24,465
Yara International ASA (b)	674	29,625
		334,217
Food & Staples Retailing - 4.20%
The Andersons Inc.	741	25,928

Food Products - 29.42%
Archer-Daniels-Midland Co.	264	24,512
Bunge Ltd. (b)	246	24,543
Cal-Maine Foods, Inc.	347	18,894
Kellogg Co.	344	24,507
MP Evans Group plc (b)	3,167	31,013
Oceana Group Ltd. (b)	8,609	32,067
Vilmorin & Cie SA (b)	529	25,850
		181,386
Machinery - 3.97%
Titan International, Inc. (a)	1,597	24,466

Trading Companies & Distribution - 3.97%
Titan Machinery, Inc. (a)	617	24,514

Total Common Stocks
(Cost $597,529)		590,511

SHORT-TERM INVESTMENTS - 0.15%
Money Market Fund - 0.15%
First American Government Obligations Fund, Class X, 4.08% (c)	902	902
Total Short-Term Investments
(Cost $902)		902
Total Investments
(Cost $598,431) - 95.91%		591,413
Other Assets In Excess Of Liabilities - 4.09%		25,231
Total Net Assets - 100.00%		$616,644

ADR - American Depository Receipt
plc - Public Limited Company
(a) Non-income producing security
(b) Foreign Security
(c) The rate quoted is the annualized seven-day effective yield as of December 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Investment Valuation –
The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy. Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Subversive Capital Advisor LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$590,511	$-	$-	$590,511
Short-Term Investments	902	-	-	902
Total	$591,413	$-	$-	$591,413

As of the period ended December 31, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.